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                                                                    EXHIBIT 24.2

                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL INTERNATIONAL, INC.

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

        The undersigned director and/or officer of Nextel International, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Steven M. Shindler, Byron R. Siliezar, Robert J. Gilker and Robert N. Shanks, and each of them, with full power full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-4, or another appropriate form, relating to the registration of the Company's 12 3/4% Senior Serial Notes due 2010, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                    EXECUTED as of the dates indicated below.

                            NAME                               TITLE                                   DATE
              ----------------------------------  ------------------------------------         ------------------

                                                  Chairman of the Board and Director           December ___, 2000
              ----------------------------------
                     Timothy M. Donahue


                                                  Chief Executive Officer and                  December ___, 2000
              ----------------------------------   Director (Principal Executive
                     Steven M. Shindler            Officer)


                                                  Vice President and Chief Financial           December ___, 2000
              ----------------------------------   Officer (Principal Financial
                      Byron E. Siliezar            Officer)

                                                  Vice President and Controller                December ___, 2000
              ----------------------------------   (Principal Accounting Officer)
                       J. Vicente Rios


                                                  Vice Chairman of the Board and               December ___, 2000
              ----------------------------------   Director
                     Keith D. Grinstein



                    /s/ DANIEL F. AKERSON         Director                                     December 27, 2000
              ----------------------------------
                      Daniel F. Akerson



                                                  Director                                     December ___, 2000
              ----------------------------------
                      Steven P. Dussek



                     /s/ C. JAMES JUDSON          Director                                     December 27, 2000
              ----------------------------------
                       C. James Judson



                                                  Director                                     December ____, 2000
              ----------------------------------
                     Dennis M. Weibling